Unaudited condensed consolidated interim statement of comprehensive loss - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Operating expenses
Research and development	$ (7,852)	$ (8,658)
General and administration	(4,880)	(2,870)
Loss from operations	(12,732)	(11,528)
Finance income	2,759	2,670
Finance expense	(178)	(179)
Movement of expected credit loss	(19)	50
Foreign exchange (loss)/gain	(642)	1,321
Total other income	1,920	3,862
Loss before tax	(10,812)	(7,666)
Tax charge/(credit)	0	0
Loss for the period	(10,812)	(7,666)
Items that may be reclassified to profit or loss
Fair value movement on marketable securities	60	(543)
Currency translation adjustment	532	(1,289)
Total comprehensive loss for the period	(10,220)	(9,498)
Attributable to owners:
Loss for the period	(10,812)	(7,666)
Total comprehensive loss for the period	$ (10,220)	$ (9,498)
Loss per share
Basic loss per share (in dollars per share)	$ (0.19)	$ (0.15)
Diluted loss per share (in dollars per share)	$ (0.19)	$ (0.15)